Exhibit 4.4

Windy City Acquisition Corp.
Nuveen Investments, Inc.

10 1/2% Senior Notes due 2015

guaranteed as to the
payment of principal, premium,
if any, and interest by

The Guarantors listed on Schedule I hereto

Exchange and Registration Rights Agreement

November 13, 2007

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

Deutsche Bank Securities Inc.

Wachovia Capital Markets, LLC

Morgan Stanley & Co. Incorporated

As representatives of the several Purchasers

named in Schedule A to the Purchase Agreement

c/o Merrill Lynch, Pierce, Fenner & Smith

Incorporated

4 World Financial Center,

New York, New York 10080

Ladies and Gentlemen:

This Exchange and Registration Rights Agreement (this “Agreement”) is dated as of November 13, 2007, among Windy City Acquisition Corp., a Delaware corporation (“Windy”), Nuveen Investments, Inc., a Delaware corporation (the “Company”), the guarantors listed on Schedule I hereto (the “Guarantors”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Wachovia Capital Markets, LLC, and Morgan Stanley Incorporated, as representatives (the “Representatives”) of the several initial purchasers (the “Purchasers”) named in the Purchase Agreement (as defined below).

This Agreement is entered into in connection with the Purchase Agreement, dated as of October 31, 2007 (the “Purchase Agreement”), by and among Windy and the Purchasers, which provides for, among other things, the sale by Windy to the Purchasers of $785,000,000 aggregate principal amount of the Issuer’s (as defined below) 10 1/2% Senior Notes due 2015 (the “Notes”). The Notes are issued under an indenture, dated as of the date hereof (as amended or supplemented from time to time, the “Indenture”), among Windy, the Company, the Guarantors and U.S. Bank National Association, as trustee (together with any successors in such capacity, the “Trustee”). Pursuant to the Purchase Agreement and the Indenture, the Guarantors are required to guarantee (collectively, the “Guarantees”) the Issuer’s obligations under the Notes and the Indenture. References to the “Securities” shall mean, collectively, the Notes and, when issued, the Guarantees and, unless the context otherwise requires, any reference herein to a “Security,” an “Exchange Security” or a “Registrable Security” shall include a reference to the related Guarantee. References to the “Issuer” refer to (x) prior to the consummation of the merger of Windy with and into the Company (the “Merger”), Windy and (y) from and after the consummation of the Merger, the Company. The terms and provisions of this Agreement shall not be effective against the Company and its subsidiaries until the Merger is consummated. In order to induce the Purchasers (including the Market-Maker as defined herein) to enter into the Purchase Agreement, the Issuer has agreed to provide the registration rights set forth in this Agreement for the benefit of the Purchasers and any subsequent holder or holders of the Securities. The execution and delivery of this Agreement is a condition to the Purchasers’ obligations under the Purchase Agreement. As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Issuer and the Guarantors agree with the Purchasers for the benefit of holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

1.           Certain Definitions.

For purposes of this Agreement, the following terms shall have the following respective meanings:

“Additional Interest” shall have the meaning assigned thereto in Section 2(c).

The term “broker-dealer” shall mean any broker or dealer registered with the Commission under the Exchange Act.

“Business Day” shall have the meaning set forth in Rule 13e-4(a)(3) promulgated by the Commission under the Exchange Act, as the same may be amended or succeeded from time to time.

“Closing Date” shall mean the date on which the Securities are initially issued.

“Commission” shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

“EDGAR System” means the EDGAR filing system of the Commission and the rules and regulations pertaining thereto promulgated by the Commission in Regulation S-T under the Securities Act and the Exchange Act, in each case as the same may be amended or succeeded from time to time (and without regard to format).

“Effective Time,” in the case of (i) an Exchange Registration, shall mean the time and date as of which the Commission declares the Exchange Registration Statement effective or as of which the Exchange Registration Statement otherwise becomes effective, (ii) a Shelf Registration, shall mean the time and date as of which the

Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective and (iii) a Market-Making Registration, shall mean the time and date as of which the Commission declares the Market Making Registration effective or as of which the Market-Making Registration Statement otherwise becomes effective.

“Electing Holder” shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Issuer in accordance with Section 4(d)(ii) or Section 4(d)(iii) and the instructions set forth in the Notice and Questionnaire.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder, as the same may be amended or succeeded from time to time.

“Exchange Offer” shall have the meaning assigned thereto in Section 2(a).

“Exchange Registration” shall have the meaning assigned thereto in Section 4(c).

“Exchange Registration Statement” shall have the meaning assigned thereto in Section 2(a).

“Exchange Securities” shall have the meaning assigned thereto in Section 2(a).

“Guarantor” shall have the meaning assigned thereto in the Indenture.

The term “holder” shall mean each of the Purchasers and other persons who acquire Registrable Securities from time to time (including any successors or assigns), in each case for so long as such person owns any Registrable Securities.

“Market-Maker” shall have the meaning set forth in Section 3 hereof.

“Market-Maker’s Information” shall have the meaning set forth in Section 3(d) hereof.

“Market-Making Registration” shall have the meaning set forth in Section 3(a)(i) hereof.

“Market-Making Registration Statement” shall have the meaning set forth in Section 3(a)(i) hereof.

“Material Adverse Effect” shall have the meaning set forth in Section 6(c).

“Notice and Questionnaire” means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto with such changes as the Issuer may reasonably determine.

The term “person” shall mean a corporation, limited liability company, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

“Registrable Securities” shall mean the Securities; provided, however, that a Security shall cease to be a Registrable Security upon the earliest to occur of the following: (i) the Security has been exchanged for an Exchange Security in an Exchange Offer as contemplated in Section 2(a) (provided that any Exchange Security that, pursuant to the last two sentences of Section 2(a), is included in a prospectus for use in connection with resales by broker-dealers shall be deemed to be a Registrable Security with respect to Sections 5, 6 and 9 until resale of such Registrable Security has been effected within the 90-day period referred to in Section 2(a)); (ii) a Shelf Registration Statement registering such Security under the Securities Act has been declared or becomes effective and such Security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf Registration Statement; (iii) such Security is sold pursuant to Rule 144 under circumstances in which any legend borne by such Security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Issuer or pursuant to the Indenture; (iv) such Security is eligible to be sold pursuant to paragraph (k) of Rule 144; or (v) such Security shall cease to be outstanding; provided further, however, that with respect to the Market-Maker or the Market-Making Registration Statement, Registrable Securities shall include all Securities until they are no longer outstanding.

“Registration Default” shall have the meaning assigned thereto in Section 2(c).

“Registration Default Period” shall have the meaning assigned thereto in Section 2(c).

“Registration Expenses” shall have the meaning assigned thereto in Section 5.

“Resale Period” shall have the meaning assigned thereto in Section 2(a).

“Restricted Holder” shall mean (i) a holder that is an affiliate of the Issuer within the meaning of Rule 405, (ii) a holder who acquires Exchange Securities outside the ordinary course of such holder’s business, (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Securities and (iv) a holder that is a broker-dealer, but only with respect to Exchange Securities received by such broker-dealer pursuant to an Exchange Offer in exchange for Registrable Securities acquired by the broker-dealer directly from the Issuer.

“Rule 144,” “Rule 405,” “Rule 415,” “Rule 424,” “Rule 430B” and “Rule 433” shall mean, in each case, such rule promulgated by the Commission under the Securities Act (or any successor provision), as the same may be amended or succeeded from time to time.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder, as the same may be amended or succeeded from time to time.

“Shelf Registration” shall have the meaning assigned thereto in Section 2(b).

“Shelf Registration Statement” shall have the meaning assigned thereto in Section 2(b).

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations promulgated by the Commission thereunder, as the same may be amended or succeeded from time to time.

Unless the context otherwise requires, any reference herein to a “Section” or “clause” refers to a Section or clause, as the case may be, of this Agreement, and the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision.

2.                                            Registration Under the Securities Act.

(a)                                       Except as set forth in Section 2(b) below, the Issuer agrees to file under the Securities Act, to the extent not prohibited by any applicable law or applicable interpretations of the Commission, no later than 18 months after the Closing Date, a registration statement relating to an offer to exchange (such registration statement, the “Exchange Registration Statement,” and such offer, the “Exchange Offer”) any and all of the Securities for a like aggregate principal amount of debt securities issued by the Issuer and guaranteed by the Guarantors, which debt securities and guarantee are substantially identical to the Securities and the related Guarantee, respectively (and are entitled to the benefits of the Indenture), except that they have been registered pursuant to an effective registration statement under the Securities Act and do not contain restrictions on transfer or provisions for the additional interest contemplated in Section 2(c) below (such new debt securities hereinafter called “Exchange Securities”). The Issuer agrees to use all commercially reasonable efforts to cause the Exchange Registration Statement to become effective under the Securities Act no later than 21 months after the Closing Date (or 2 years after the Closing Date if the Exchange Registration Statement is subject to review by the Commission). The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act. Unless the Exchange Offer would not be permitted by applicable law or Commission policy, the Issuer further agrees to use all commercially reasonable efforts to (i) commence the Exchange Offer promptly following the Effective Time of such Exchange Registration Statement, (ii) hold the Exchange Offer open for at least 20 Business Days in accordance with Regulation 14E promulgated by the Commission under the Exchange Act and (iii) exchange Exchange Securities for all Registrable Securities that have been validly tendered and not withdrawn on or prior to the expiration of the Exchange Offer. The Exchange Offer will be deemed to have been “completed” only if (i) the debt securities and related guarantee to be received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities will be, upon receipt, transferable by each such holder without restriction under the Securities Act and the Exchange Act and without material restrictions under the blue sky or securities laws of such jurisdictions of the United States as are necessary to consummate the Exchange Offer and (ii) the Issuer shall have exchanged, pursuant to the Exchange Offer, Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn before the expiration of the Exchange Offer. The Issuer shall keep the Exchange Offer open until a date that is at least 30 Business Days following the commencement of the Exchange Offer. The Issuer agrees (x) to include in the Exchange Registration Statement a prospectus for use in any resales by any holder of Exchange Securities that is a broker-dealer and (y) to keep such Exchange Registration Statement effective for a period (the “Resale Period”) beginning when Exchange Securities are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 90th day after the Exchange Offer has been completed or such time as such broker-dealers no longer own any Registrable Securities.

(b)                                      If (i) on or prior to the time the Exchange Offer is completed existing Commission interpretations are changed such that the debt securities or the related guarantee received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are not or would not be, upon receipt, transferable by each such holder without restriction under the Securities Act, (ii) the Effective Time of the Exchange Registration Statement is not within 270 days following the Closing Date (or 360 days if the Exchange Registration Statement is subject to review by the Commission) and the Exchange Offer has not been completed within 30 Business Days of such Effective Time or (iii) any holder of Registrable Securities notifies the Issuer prior to the 20th Business Day following the completion of the Exchange offer that: (A) it is prohibited by law or Commission policy from participating in the Exchange Offer, (B) it may not resell the Exchange Securities to the public without delivering a prospectus and the prospectus supplement contained if the Exchange Registration Statement is not appropriate or available for such resales or (C) it is a broker-dealer and owns Securities acquired directly from the Issuer or an affiliate of the Issuer, then the Issuer and the Guarantors shall, in lieu of (or, in the case of clause (iii), in addition to) conducting the Exchange Offer contemplated by Section 2(a), file under the Securities Act no later than 30 days after the time such obligation to file arises (but no earlier than 180 days after the Closing Date), a “shelf” registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (such filing, the “Shelf Registration” and such registration statement, the “Shelf Registration Statement”). The Issuer agrees to use all commercially reasonable efforts to cause the Shelf Registration Statement to become or be declared effective no later than 90 days after such Shelf Registration Statement filing obligation arises (or 180 days if the Shelf Registration Statement is subject to review by the Commission, but no earlier than 270 days, or 360 days, as applicable, after the date of the Indenture); provided that if at any time the Issuer is or becomes a “well-known seasoned issuer” (as defined in Rule 405) and is eligible to file an “automatic shelf registration statement” (as defined in Rule 405), then the Issuer and the Guarantors shall file the Exchange Registration Statement in the form of an automatic shelf registration statement as provided in Rule 405. The Issuer agrees to use all commercially reasonable efforts to keep such Shelf Registration Statement continuously effective for a period ending on the earlier of the second anniversary of the Closing Date or such time as there are no longer any Registrable Securities outstanding. No holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the prospectus forming a part thereof for resales of Registrable Securities or be entitled to receive

Additional Interest for a failure with respect to a Shelf Registration Statement pursuant to Section 2(c) below unless such holder is an Electing Holder. The Issuer agrees, after the Effective Time of the Shelf Registration Statement and as soon as reasonably practicable following the request of any holder of Registrable Securities, which delivers a completed Notice and Questionnaire and is not then an Electing Holder, to use all commercially reasonable efforts to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement (whether by post-effective amendment thereto or by filing a prospectus pursuant to Rules 430B and 424(b) under the Securities Act identifying such holder), provided, however, that nothing in this clause shall require the Issuer to take any such action with respect to any such holders more than once per quarter.

Notwithstanding the foregoing, the Issuer may suspend the offering and sale under the Shelf Registration Statement for a period or periods the Board of Directors of the Issuer reasonably determines necessary if (A) the Board of Directors determines (i) there are valid business reasons for doing so (until such business reasons cease to exist), including, without limitation, a potential acquisition, divestiture of assets or other material corporate transaction, or (ii) if the Shelf Registration Statement, prospectus or amendment or supplement thereto contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) the Issuer notifies the Electing Holders within five days after the Board of Directors makes the relevant determination set forth in clause (A); provided that the period of suspension under clause (A)(ii) above shall not exceed 120 days in each year during which the Shelf Registration Statement is required to be effective. In addition, the Issuer may suspend the offering and sale under the Shelf Registration Statement if such Shelf Registration Statement was required to be filed due to a failure to consummate the Exchange Offer within the required time period if such suspension occurs following the consummation of the Exchange Offer.

(c)                                       In the event that (i) the Issuer and the Guarantors have not filed the Exchange Registration Statement or the Shelf Registration Statement on or before the date on which such registration statement is required to be filed pursuant to Section 2(a) or Section 2(b), respectively, or (ii) such Exchange Registration Statement or Shelf Registration Statement has not become effective or been declared effective by the Commission on or before the date on which such registration statement is required to become or be declared effective pursuant to Section 2(a) or Section 2(b), respectively, or (iii) the Exchange Offer has not been completed within 30 Business Days after the Effective Time of the Exchange Registration Statement relating to the Exchange Offer (if the Exchange Offer is then required to be made) or (iv) any Exchange Registration Statement or Shelf Registration Statement required by Section 2(a) or Section 2(b) is filed and declared effective but shall thereafter either be withdrawn by the Issuer or shall become subject to an effective stop order issued pursuant to Section 9(d) of the Securities Act suspending the effectiveness of such registration statement (except as specifically permitted herein) without being succeeded immediately by an additional registration statement filed and declared effective (each such event referred to in clauses (i) through (iv), a “Registration Default” and each period during which a Registration Default has occurred and is continuing, a “Registration Default Period”), then, as liquidated damages for such Registration Default, subject to the provisions of Section 10(b), the interest rate borne by the Registrable

Securities during the Registration Default Period shall be increased (“Additional Interest”) by 0.25% per annum upon the occurrence of the Registration Default, which rate will increase by 0.25% per annum each 90-day period that such Registration Default Period continues, provided that the maximum aggregate amount of Additional Interest will in no event exceed 1.00% per annum. Upon (1) the filing of the Exchange Registration Statement (in the case of clause (i) above), (2) the effectiveness of the Exchange Registration Statement (in the case of clause (ii) above) or (3) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement (in the case of clause (iii) above) or (4) the additional Exchange Registration Statement or Shelf Registration Statement, as the case may be, being filed and declared effective (in the case of clause (iv) above), the interest rate borne by the Registrable Securities will be reduced to the original interest rate if we are otherwise in compliance with this paragraph; provided, further, that if, after any such reduction in interest rate, a different event specified in clause (i), (ii), (iii) or (iv) above occurs, the interest rate will again be increased pursuant to the foregoing provisions. Additional Interest shall accrue and be payable only with respect to a single Registration Default at any given time, notwithstanding the fact that multiple Registration Defaults may exist at such time. The accrual of Additional Interest shall be the exclusive monetary remedy available to the holders of Registrable Securities for any Registration Default.

(d)                                      Any reference herein to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time and any reference herein to any post-effective amendment to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.

3.                                            Market-Making. The provisions of this Section 3 shall be effective only if the Issuer, in its discretion, gives written notice to Merrill Lynch, Pierce, Fenner & Smith Incorporated (in such capacity, the “Market-Maker”) that this Section 3 is effective, and shall cease to be effective (with respect to compliance after such non-effectiveness) five Business Days after the Company gives written notice to the Market-Maker that this Section 3 is no longer effective.

(a)                                       For the sole benefit of the Market-Maker and its affiliates (as defined in the rules and regulations of the Commission), so long as, following notice from the Issuer pursuant to the preceding paragraph, (x) any of the Registrable Securities or Exchange Securities are outstanding and (y) in the reasonable opinion of the Market-Maker, a market making prospectus would be required for the Market-Maker to make a market in the Registrable Securities or Exchange Securities in the ordinary course under applicable law or Commission interpretation of law, the following provisions shall apply:

(i)                                          The Issuer shall file under the Securities Act a registration statement (which may be the Exchange Offer Registration Statement or the Shelf Registration Statement if permitted by the rules and regulations of the Commission), in a form reasonably approved by the Market-Maker (such filing, the “Market-Making Registration,” and such registration statement, the “Market-Making Registration Statement”). The Issuer agrees to use its commercially reasonable efforts to cause the

Market-Making Registration Statement to be declared effective and to keep such Market-Making Registration Statement continuously effective for so long as the Market-Maker may be required to deliver a prospectus in connection with transactions in the Securities or the Exchange Securities, as the case may be. In the event that the Market-Maker holds Securities at the time an Exchange Offer is to be conducted under Section 2(a) above, the Issuer agrees that the Market-Making Registration shall provide for the resale by the Market-Maker of such Securities and shall be kept continuously effective for so long as the Market-Maker may be required to deliver a prospectus in connection with the sale of such Securities. The Issuer further agrees to supplement or make amendments to the Market-Making Registration Statement, as and when required by the rules, regulations or instructions applicable to the registration form used by the Issuer for such Market-Making Registration Statement.

(ii)                                       The Issuer shall notify the Market-Maker (A) when any post-effective amendment to the Market-Making Registration Statement or any amendment or supplement to the related prospectus has been filed, and, with respect to any post-effective amendment, when the same has become effective; (B) of any request by the Commission for any post-effective amendment to the Market-Making Registration Statement, any supplement or amendment to the related prospectus or for additional information; (C) the issuance by the Commission of any stop order suspending the effectiveness of the Market-Making Registration Statement or the initiation of any proceedings for that purpose; (D) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Registrable Securities or Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose; and (E) of the happening of any event that makes the Market-Making Registration Statement, the related prospectus or any amendment or supplement thereto contain an untrue statement of a material fact or omit to state a material fact necessary, in light of the circumstances under which they were made, to be not misleading or otherwise that requires the making of any changes in the Market-Making Registration Statement, such prospectus or any amendment or supplement thereto, in order to make the statements therein not misleading.

(iii)                                    If any event contemplated by Section 3(a)(ii)(B) through (E) occurs during the period for which the Issuer is required to maintain an effective Market-Making Registration Statement, the Issuer shall promptly prepare and file with the Commission a post-effective amendment to the Market-Making Registration Statement or a supplement to the related prospectus or file any other required document so that the prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(iv)                                   In the event of the issuance of any stop order suspending the effectiveness of the Market-Making Registration Statement or of any order suspending the qualification of the Registrable Securities or Exchange Securities for sale in any jurisdiction, the Issuer shall use promptly its reasonable best efforts to obtain its withdrawal.

(v)                                      The Issuer shall furnish to the Market-Maker, without charge, (i) at least one conformed copy of the Market-Making Registration Statement and any post-effective amendment thereto; and (ii) as many copies of the related prospectus and any amendment or supplement thereto as the Market-Maker may reasonably request.

(vi)                                   The Issuer shall consent to the use of the prospectus contained in the Market-Making Registration Statement or any amendment or supplement thereto by the Market-Maker in connection with its market-making activities.

(vii)                                Notwithstanding the foregoing provisions of this Section 3, the Issuer may suspend the offering and sale under the Market-Making Registration Statement for a period or periods the Board of Directors of the Issuer reasonably determines necessary if (A) the Board of Directors determines (i) there are valid business reasons for doing so (until such business reasons cease to exist), including without limitation, a potential acquisition, divestiture of assets or other material corporate transaction, or (ii) if the Market Making Registration Statement, prospectus or amendment or supplement thereto contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) the Issuer notifies the Market-Maker within five days after the Board of Directors makes the relevant determination set forth in clause (A); provided that the period of suspension under clause (A)(ii) shall not exceed 120 days in each year during which the Market-Making Registration Statement is required to be effective. The Market-Maker agrees that upon receipt of any notice from the Issuer pursuant to this Section 3(a)(vii), it will discontinue use of the Market-Making Registration Statement until receipt of copies of the supplemented or amended prospectus relating thereto until advised in writing by the Issuer that the use of the Market-Making Registration Statement may be resumed.

(b)                                           In connection with the Market-Making Registration, the Issuer shall (i) make reasonably available for inspection by a representative of, and counsel acting for, the Market-Maker all relevant financial and other records, pertinent corporate documents and properties of the Issuer and its subsidiaries and (ii) use its commercially reasonable efforts to have its officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by such representative or counsel or the Market-Maker.

(c)                                            Prior to the effective date of the Market-Making Registration Statement, the Issuer will use its reasonable best efforts to register or qualify such Registrable Securities or Exchange Securities for offer and sale under the securities or blue sky laws of such jurisdictions as the Market-Maker reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities or Exchange Securities covered by the Market-Making Registration Statement; provided that the Issuer will not be required to qualify generally to do business in any jurisdiction where they are not then so qualified or to take any action which would subject them to general service of process or to taxation in any such jurisdiction where they are not then so subject.

(d)                                           The Issuer represents that the Market-Making Registration Statement, any post-effective amendments thereto, any amendments or supplements to the related prospectus and any documents filed by them under the Exchange Act will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the 1933 Act and the Exchange Act and the rules and regulations of the Commission thereunder and will not, as of the effective date of such Market-Making Registration Statement or post-effective amendments and as of the filing date of amendments or supplements to such prospectus or filings under the Exchange Act, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Market-Making Registration Statement or the related prospectus in reliance upon and in conformity with written information furnished to the Issuer by the Market-Maker specifically for inclusion therein, which information the parties hereto agree will be limited to the statements concerning the Market-Making activities of the Market-Maker to be set forth on the cover page and in the “Plan of Distribution” section of the prospectus (the “Market-Maker’s Information”).

(e)                                            At the time of effectiveness of a Market-Making Registration Statement (unless it is the same as the time of effectiveness of the Exchange Offer Registration Statement) and concurrently with each time such Market-Making Registration Statement or the related prospectus shall be amended or such prospectus shall be supplemented, the Issuer shall (if requested in writing by the Market-Maker) furnish the Market-Maker and its counsel with a certificate of an appropriate officer to the effect that:

(i)                                such Market-Making Registration Statement has been declared effective;

(ii)                             in the case of an amendment or supplement, such amendment has become effective under the Securities Act as of the date and time specified in such certificate, if applicable; if required, such amendment or supplement to the prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Securities Act specified in such certificate on the date specified therein; and

(iii)                          as of the date of such Market-Making Registration Statement, amendment or supplement, as applicable, such Market-Making Registration Statement and the prospectus, as amended or supplemented, if applicable, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(f)                                         The Issuer will comply with its requirements under the provisions of this Section 3 at its own expense.

(g)                                      For purposes of this Section 3, any reference to the terms “amend,” “amendment” or “supplement” with respect to the Market-Making Registration Statement or the prospectus contained therein shall be deemed to refer to and include the filing under the Exchange Act of any document deemed to be incorporated therein by reference.

4.                 Registration Procedures.

If the Issuer and the Guarantors file a registration statement pursuant to Section 2(a) or Section 2(b), the following provisions shall apply:

(a)           At or before the Effective Time of the Exchange Registration or the Shelf Registration, as the case may be, the Issuer shall qualify the Indenture under the Trust Indenture Act.

(b)           In the event that such qualification would require the appointment of a new trustee under the Indenture, the Issuer shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

(c)           In connection with the Issuer’s and the Guarantors’ obligations with respect to the registration of Exchange Securities as contemplated by Section 2(a) (the “Exchange Registration”), if applicable, the Issuer and the Guarantors shall:

(i)              prepare and file with the Commission, no later than 180 days after the Closing Date, an Exchange Registration Statement on any form which may be utilized by the Issuer and the Guarantors and which shall permit the Exchange Offer and resales of Exchange Securities by broker-dealers during the Resale Period to be effected as contemplated by Section 2(a), and use all commercially reasonable efforts to cause such Exchange Registration Statement to become effective no later than 270 days after the Closing Date (or 360 days if the Exchange Registration Statement is subject to review by the Commission);

(ii)             as soon as reasonably practicable prepare and file with the Commission such amendments and supplements to such Exchange Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Registration Statement for the periods and purposes contemplated in Section 2(a) and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Exchange Registration Statement, and promptly provide each broker-dealer holding Exchange Securities with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities;

(iii)            promptly notify each broker-dealer that has requested or received copies of the prospectus included in such Exchange Registration Statement, and confirm such advice in writing, (A) when such Exchange Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Exchange Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Exchange Registration Statement or prospectus or for additional information, in each case, that relate to any information provided by an Electing Holder, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Exchange Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Exchange Securities for sale in any jurisdiction or the initiation or threatening (in writing) of any proceeding for such purpose or (E) if at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such Exchange Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(iv)            in the event that the Issuer and the Guarantors would be required, pursuant to Section 4(c)(iii)(G), to notify any broker-dealers holding Exchange Securities, promptly prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(v)             use all commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Exchange Registration Statement or any post-effective amendment thereto at the earliest practicable date;

(vi)            use all commercially reasonable efforts to (A) register or qualify the Exchange Securities under the state securities laws or blue sky laws of such U.S. jurisdictions as a participating holder of Registrable Securities reasonably requests in writing, to the extent required by such laws, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period and (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding Exchange Securities to consummate the disposition thereof in such jurisdictions; provided, however, that neither the Issuer nor any Guarantor shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 4(c)(vi), (2) consent to general service of process in any such jurisdiction or become subject to taxation in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or other governing documents or any agreement between it and its stockholders;

(vii)            provide a CUSIP number for all Exchange Securities, not later than the applicable Effective Time; and

(viii)           comply in all material respects with all applicable rules and regulations of the Commission, and make generally available to its securityholders no later than eighteen months after the Effective Time of such Exchange Registration Statement, an earnings statement of the Issuer and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Issuer, Rule 158 thereunder).

(d)          In connection with the Issuer’s and the Guarantors’ obligations with respect to the Shelf Registration, if applicable, the Issuer and the Guarantors shall:

(i)            prepare and file with the Commission, within the time periods specified in Section 2(b), a Shelf Registration Statement on any form which may be utilized by the Issuer and which shall register all of the Registrable Securities (or in the case of a Shelf Registration Statement filed pursuant to Section 2(b)(iii), the Registrable Securities that are requiring such registration) for resale by the holders thereof in accordance with such method or methods of disposition as may be specified in the applicable Notice and Questionnaire, by the holders of Registrable Securities as, from time to time, may be Electing Holders and use all commercially reasonable efforts to cause such Shelf Registration Statement to become effective within the time periods specified in Section 2(b);

(ii)           distribute through the facilities of the Depository Trust Company (“DTC”) the Notice and Questionnaire to the holders of Registrable Securities (A) not less than 30 days prior to the anticipated Effective Time of the Shelf Registration Statement or (B) in the case of an “automatic shelf registration statement” (as defined in Rule 405), distribute through DTC the Notice and Questionnaire to the holders of Registrable Securities not later than the Effective Time of such Shelf Registration Statement, and in any such case no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement, and no holder shall be entitled to use the prospectus forming a part thereof for resales of Registrable Securities at any time, unless and until such holder has returned a completed and signed Notice and Questionnaire to the Issuer;

(iii)          after the Effective Time of the Shelf Registration Statement, upon the request of any holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder; provided that the Issuer shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities until such holder has returned a completed and signed Notice and Questionnaire to the Issuer;

(iv)            as soon as reasonably practicable prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Shelf Registration Statement for the period specified in Section 2(b) and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Shelf Registration Statement, and furnish to the Electing Holders copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission to the extent such documents are not publicly available on the Commission’s EDGAR System. Notwithstanding the foregoing, the Issuer may suspend the offering and sale under the Shelf Registration Statement for a period or periods the Board of Directors of the Issuer reasonably determines necessary if (A) the Board of Directors determines (i) there are valid business reasons for doing so (until such business reasons cease to exist), including, without limitation, a potential acquisition, divestiture of assets or other material corporate transaction, or (ii) if the Shelf Registration Statement, prospectus or amendment or supplement thereto contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) the Issuer notifies the Electing Holders within five days after the Board of Directors makes the relevant determination set forth in clause (A); provided that the period of suspension under clause (A)(ii) above shall not exceed 120 days in each year during which the Shelf Registration Statement is required to be effective. In addition, the Issuer may suspend the offering and sale under the Shelf Registration Statement if such Shelf Registration Statement was required to be filed due to a failure to consummate the Exchange Offer within the required time period if such suspension occurs following the consummation of the Exchange Offer;

(v)             comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such Shelf Registration Statement in accordance with the intended methods of disposition by the Electing Holders provided for in such Shelf Registration Statement;

(vi)            [Reserved];

(vii)           for a reasonable period prior to the filing of such Shelf Registration Statement, and throughout the period specified in Section 2(b), make reasonably available at reasonable times at the Issuer’s principal place of business or such other reasonable place for inspection by a representative of, and not more than one counsel acting for the Electing Holders that has been appointed by Electing Holders holding at least a majority in aggregate principal amount of the Registrable Securities at the time outstanding and any underwriter participating in the distribution of the Registrable Securities being sold such relevant financial and other pertinent information and books and records of the Issuer, and (A) cause the officers and employees of the Issuer and (B) use commercially reasonable efforts to cause counsel and independent certified public accountants of the Issuer, to respond to such inquiries, as shall be reasonably necessary (and in the case of counsel, not violate an attorney-client privilege, in such counsel’s reasonable belief), in the judgment of their counsel, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Issuer as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such Shelf Registration Statement or otherwise, other than as a result of a breach of this or any other obligation of confidentiality to the Issuer known to such party), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Issuer prompt prior written notice of such requirement), or (C) such information is required to be set forth in such Shelf Registration Statement or the prospectus included therein or in an amendment to such Shelf Registration Statement or an amendment or supplement to such prospectus in order that such Shelf Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(viii)          promptly notify each of the Electing Holders and confirm such advice in writing, (A) when such Shelf Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request by the Commission for amendments or supplements to such Shelf Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (E) the occurrence of any event that causes the Issuer to become an “ineligible issuer” as defined in Rule 405, or (F) if at any time when a prospectus is required to be delivered under the Securities Act, that such Shelf Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(ix)            use all commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement or any post-effective amendment thereto at the earliest practicable date;

(x)             if requested by a managing underwriter or a majority of the Electing Holders or their counsel, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or a majority of the Electing Holders specifies should be included therein relating to the terms of the sale of such Registrable Securities, including information with respect to the principal amount of Registrable Securities being sold by such managing underwriter or a majority of the Electing Holders, the name and description of such Electing Holders, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof and with respect to any other terms of the offering of the Registrable Securities to be sold by such Electing Holders; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(xi)            furnish to each Electing Holder and the counsel referred to in Section 4(d)(vii) such number of copies of such Shelf Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such Electing Holder) and of the prospectus included in such Shelf Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act to the extent such documents are not available through the Commission’s EDGAR System, and such other documents, as such Electing Holder may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such Electing Holder and to permit such Electing Holder to satisfy the prospectus delivery requirements of the Securities Act; and subject to Section 3(e), the Issuer hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such Electing Holder, in each case in the form most recently provided to such person by the Issuer, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

(xii)           use all commercially reasonable efforts to (A) register or qualify the Registrable Securities to be included in such Shelf Registration Statement under such securities laws or blue sky laws of such U.S. jurisdictions as any

Electing Holder shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(b) and for so long as may be necessary to enable any such Electing Holder to complete its distribution of Securities pursuant to such Shelf Registration Statement and (C) take any and all other actions as may be reasonably necessary or advisable to enable each such Electing Holder to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that neither the Issuer nor any Guarantor shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 4(d)(xii), (2) consent to general service of process in any such jurisdiction or become subject to taxation in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or other governing documents or any agreement between it and its stockholders;

(xiii)            unless any Registrable Securities shall be in book-entry only form, cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be printed, penned, lithographed, engraved or otherwise produced by any combination of such methods, on steel engraved borders, and which certificates shall not bear any restrictive legends;

(xiv)           provide a CUSIP number for all Registrable Securities, not later than the applicable Effective Time;

(xv)            notify in writing each holder of Registrable Securities of any proposal by the Issuer to amend or waive any provision of this Agreement pursuant to Section 10(h) and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

(xvi)           comply in all material respects with all applicable rules and regulations of the Commission, and make generally available to its securityholders no later than eighteen months after the Effective Time of such Shelf Registration Statement an earnings statement of the Issuer and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Issuer, Rule 158 thereunder).

(e)             In the event that the Issuer would be required, pursuant to Section 4(d)(viii)(G), to notify the Electing Holders, the Issuer shall promptly prepare and furnish to each of the Electing Holders a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each Electing Holder agrees that upon receipt of any notice from the Issuer pursuant to Section 4(d)(viii)(G), such Electing Holder shall forthwith discontinue the disposition of Registrable Securities pursuant to the Shelf Registration Statement applicable to such Registrable Securities until such Electing Holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Issuer, such Electing Holder shall deliver to the Issuer (at the Issuer’s expense) all copies, other than permanent file copies, then in such Electing Holder’s possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.

(f)         In the event of a Shelf Registration, in addition to the information required to be provided by each Electing Holder in its Notice and Questionnaire, the Issuer may require such Electing Holder to furnish to the Issuer such additional information regarding such Electing Holder and such Electing Holder’s intended method of distribution of Registrable Securities as may be required in order to comply with the Securities Act. Each such Electing Holder agrees to notify the Issuer as promptly as practicable of any inaccuracy or change in information previously furnished by such Electing Holder to the Issuer or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration contains or would contain an untrue statement of a material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Registrable Securities or omits to state any material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Issuer any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Electing Holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(g)        Until the expiration of two years after the Closing Date, the Issuer will not, and will not permit any of its “affiliates” (as defined in Rule 144) to, resell any of the Securities that have been reacquired by any of them except pursuant to an effective registration statement, or a valid exemption from the registration requirements, under the Securities Act.

(h)         As a condition to its participation in the Exchange Offer, each holder of Registrable Securities shall furnish, upon the request of the Issuer, a written representation to the Issuer (which may be contained in the letter of transmittal or “agent’s message” transmitted via The Depository Trust Company’s Automated Tender Offer Procedures, in either case contemplated by the Exchange Registration Statement) to the effect that (A) it is not an “affiliate” of the Issuer, as defined in Rule 405 of the Securities Act, or if it is such an “affiliate,” it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable; provided, however, that this clause (A) shall not apply to Merrill Lynch, Pierce, Fenner & Smith, Incorporated, (B) it is not engaged in and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Securities to be issued in the Exchange Offer, (C) it is acquiring the Exchange Securities in its ordinary course of business, (D) if it is a broker-dealer that holds Securities that were acquired for its own account as a result of market-making activities or other trading activities (other than Securities acquired directly from the Issuer or any of its affiliates), it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Securities received by it in the Exchange Offer, (E) if it is a broker-dealer, that it did not purchase the Securities to be exchanged in the Exchange Offer from the Issuer or any of its affiliates, and (F) it is not acting on behalf of any person who could not truthfully and completely make the representations contained in the foregoing subclauses (A) through (E).

5.                  Registration Expenses.

The Issuer agrees to bear and to pay or cause to be paid promptly all expenses incident to the Issuer’s performance of or compliance with this Agreement, including (a) all Commission and any NASD registration, filing and review fees and expenses including reasonable fees and disbursements of counsel for the Eligible Holders in connection with such registration, filing and review, (b) all fees and expenses in connection with the qualification of the Securities for offering and sale under the State securities and blue sky laws referred to in Section 4(d)(xii) and determination of their eligibility for investment under the laws of such jurisdictions as the Electing Holders may reasonably designate, including any reasonable fees and disbursements of counsel for the Electing Holders in connection with such qualification and determination, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Securities for delivery and the expenses of printing or producing any selling agreements and blue sky or legal investment memoranda and all other documents in connection with the offering, sale or delivery of Securities to be disposed of (including certificates representing the Securities), (d) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Securities and the preparation of documents referred in clause (c) above, (e) fees and expenses of the Trustee under the Indenture, any agent of the Trustee and any counsel for the Trustee and of any collateral agent or custodian, (f) internal expenses (including all salaries and expenses of the Issuer’s officers and employees performing legal or accounting duties), (g) reasonable fees, disbursements and expenses of counsel and independent certified public accountants of the Issuer, (h) reasonable fees, disbursements and expenses of one counsel for the Electing Holders retained in connection with a Shelf Registration, as selected by the Electing Holders of at least a majority in aggregate principal amount of the Registrable Securities held by Electing Holders (which counsel shall be reasonably satisfactory to the Issuer), (i) any fees charged by securities rating services for rating the Securities, and (j) fees, expenses and disbursements of any other persons, including special experts, retained by the Issuer in connection with such registration (collectively, the “Registration Expenses”). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Securities, the Issuer shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. Notwithstanding the foregoing, the holders of the Registrable Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions, if any, and transfer taxes, if any, attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

6.                                  Indemnification and Contribution.

(a)                             Indemnification by the Issuer and the Guarantors. The Issuer and each Guarantor, jointly and severally, will indemnify and hold harmless each of the holders of Registrable Securities included in an Exchange Registration Statement, the Market-Maker and each of the Electing Holders of Registrable Securities included in a Shelf Registration Statement against any losses, claims, damages or liabilities, joint or several, to which such holder, the Market-Maker or such Electing Holder may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Exchange Registration Statement, Shelf Registration Statement or Market-Making Registration Statement, as the case may be, under which such Securities, Registrable Securities or Exchange Securities, as applicable, were registered under the Securities Act, or any preliminary, final or summary prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433) contained therein or furnished by the Issuer to any such holder, the Market-Maker or such Electing Holder, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such holder, the Market-Maker and such Electing Holder for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Issuer nor any Guarantor shall be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433), or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Issuer by such person expressly for use therein.

(b)                            Indemnification by the Holders. Each holder of Securities, Registrable Securities or Exchange Securities, as applicable, severally and not jointly, will (i) indemnify and hold harmless the Issuer, each Guarantor and all other holders of Registrable Securities, against any losses, claims, damages or liabilities to which the Issuer, each Guarantor or such other holders of Registrable Securities may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433) contained therein or furnished by the Issuer to any such Electing Holder, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer by such Electing Holder expressly for use therein, and (ii) reimburse the Issuer and each Guarantor for any legal or other expenses reasonably incurred by the Issuer and each Guarantor in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Electing Holder shall be required to undertake liability to any person under this Section 6(b) for any amounts in excess of the dollar amount of the proceeds to be received by such Electing Holder from the sale of such Electing Holder’s Registrable Securities pursuant to such registration.

(c)          Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify as promptly as reasonably practicable such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by Section 6(a) or Section 6(b). In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation, subject to the following sentence. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, unless (i) the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to the indemnifying party such that counsel for such indemnified party has reasonably concluded that a conflict of interest would arise or (ii) the named parties in any such proceeding (including any impleaded parties) included both the indemnifying person and the indemnified person and representation of both parties by the same counsel would be inappropriate due to actual or potential different interests between them, in either of which cases, the indemnifying party shall pay the reasonable fees and expenses of one counsel retained by the indemnified party (or indemnified parties, if they are party to the same actions or if their claims arise out of the same general allegations or circumstances). No indemnifying party shall, without the prior written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)         Contribution. If for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were determined by pro rata allocation (even if the holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no holder or Market-Maker shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Securities, Registrable Securities or Exchange Securities, as applicable (after deducting any fees, discounts and commissions applicable thereto), exceeds the amount of any damages which such holder or Market-Maker has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders’ or Market-Maker’s obligations in this Section 6(d) to contribute shall be several in proportion to the principal amount of Registrable Securities registered by them and not joint.

(e)          The obligations of the Issuer and each Guarantor under this Section 6 shall be in addition to any liability which the Issuer or each Guarantor may otherwise have and each officer, director and partner of each holder and each person, if any, who controls any holder within the meaning of the Securities Act shall have the same right to indemnification and contribution as the holder itself; and the obligations of the holders or Market-Maker contemplated by this Section 6 shall be in addition to any liability which the respective holder or Market-Maker may otherwise have and each officer and director of the Issuer or any Guarantor (including any person who, with his consent, is named in any registration statement as about to become a director of the Issuer or any of the Guarantor) and each person, if any, who controls the Issuer within the meaning of the Securities Act shall have the same rights to indemnification and contribution as the Issuer or Guarantors themselves.

7.             Underwritten Offerings.

Each holder of Registrable Securities hereby agrees with the Issuer and each other such holder that no holder of Registrable Securities may participate in any underwritten offering hereunder unless (a) the Issuer gives its prior written consent to such underwritten offering, (b) the managing underwriter or underwriters thereof shall be designated by Electing Holders holding at least a majority in aggregate principal amount of the Registrable Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Issuer, (c) each holder of Registrable Securities participating in such underwritten offering agrees to sell such holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled selecting the managing underwriter or underwriters hereunder and (d) each holder of Registrable Securities participating in such underwritten offering completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. Notwithstanding the foregoing, the Issuer shall not be required to effect more than one underwritten offerings under this Section 8 and any underwritten offering must include Notes in an aggregate principal amount of at least $75.0 million.

8.             Rule 144.

The Issuer covenants to the holders of Registrable Securities and Market-Maker that (i) it will comply with Section 4.3 of the Indenture and (ii) to the extent it shall be required to do so under the Exchange Act, the Issuer will use its reasonable best efforts to timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), and shall take such further action as any holder of Registrable Securities or Market-Maker may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities or Market-Maker to sell Securities or Exchange Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the request of any holder of Registrable Securities or Market-Maker in connection with that holder’s or Market-Maker’s sale pursuant to Rule 144, the Issuer shall deliver to such holder a written statement as to whether it has complied with such requirements.

9.             Miscellaneous.

(a)           No Inconsistent Agreements. The Issuer represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable Securities or any other securities which would be inconsistent with the terms contained in this Agreement.

(b)           Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Issuer fails to perform any of its obligations hereunder and that the Purchasers and the holders from time to time of the Registrable Securities may be irreparably harmed by any such failure, and accordingly agree that the Purchasers and such holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Issuer under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any State thereof having jurisdiction.

(c)           Notices.     All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing (including emails) and shall be deemed to have been duly given when delivered by hand, if delivered personally, by facsimile, by courier or electronic mail, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Issuer, to it at Nuveen Investments, Inc., 333 W. Wacker Drive, Chicago, IL 60606, attention of John L. MacCarthy, Esq., with a copy to Madison Dearborn Partners LLC at Three First National Plaza, Chicago, Illinois 60602, attention of Mark B, Tresnowski, Esq. and Kirkland & Ellis LLP at 200 East Randolph Drive, Chicago, Illinois 60601, attention of Richard W. Porter, P.C. and Robert M. Hayward, Esq., and if to a holder, to the address of such holder set forth in the security register or other records of the Issuer, or to such other address as the Issuer or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

(d)           Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and the holders from time to time of the Registrable Securities and the respective successors and assigns of the parties hereto and such holders. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Agreement. If the Issuer shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Securities subject to all of the applicable terms hereof.

(e)           Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Registrable Securities, any director, officer or partner of such holder, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Purchase Agreement and the transfer and registration of Registrable Securities by such holder and the consummation of an Exchange Offer.

(f)            Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(g)         Headings. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

(h)         Entire Agreement; Amendments. This Agreement and the other writings referred to herein (including the Indenture and the form of Securities) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Issuer and the holders of at least a majority in aggregate principal amount of the Registrable Securities at the time outstanding. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

(i)           Counterparts. This Agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

(j)           Severability. If any provision of this Agreement, or the application thereof in any circumstance, is held to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of such provision in every other respect and of the remaining provisions contained in this Agreement shall not be affected or impaired thereby.

If the foregoing is in accordance with your understanding, please sign and return to us one for Windy, the Company and the Guarantors and each of the Representatives plus one for each counsel counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers, the Guarantors, the Company and Windy. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Issuer for examination upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours,

WINDY CITY INVESTMENTS, INC.

By:	/s/ Timothy Hurd
Name: Timothy Hurd
Title: President

WINDY CITY ACQUISITION CORP.

By:	/s/ Timothy Hurd
Name: Timothy Hurd
Title: President

NUVEEN INVESTMENTS, INC.

By:	/s/ John L. MacCarthy
Name: John L. MacCarthy
Title: Secretary

Signature page to Registration Rights Agreement

NUVEEN HYDEPARK GROUP, LLC
NUVEEN ASSET MANAGEMENT
NUVEEN INVESTMENTS ADVISERS INC.
NUVEEN INVESTMENTS HOLDINGS, INC.
NUVEEN INVESTMENTS INSTITUTIONAL SERVICES GROUP LLC
NWQ HOLDINGS, LLC
NWQ INVESTMENT MANAGEMENT COMPANY, LLC
RICHARDS & TIERNEY, INC.
RITTENHOUSE ASSET MANAGEMENT, INC.
SANTA BARBARA ASSET MANAGEMENT, LLC
SYMPHONY ASSET MANAGEMENT LLC
TRADEWINDS GLOBAL INVESTORS, LLC

By:	/s/ John L. MacCathy
Name: John L. MacCathy
Title: Secretary

Signature page to Registration Rights Agreement

CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
DEUTSCHE BANK SECURITIES INC.
WACHOVIA CAPITAL MARKETS, LLC
MORGAN STANLEY & CO. INCORPORATED

By:	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:	Illegible
Authorized Signatory

For themselves and as Representatives of the other Initial Purchasers named in Schedule A of the Purchase Agreement.

[Registration Rights Agreement Signature Page]

Exhibit A

NUVEEN INVESTMENTS, INC.

INSTRUCTION TO DTC PARTICIPANTS

[Date]

URGENT — IMMEDIATE ATTENTION REQUESTED

DEADLINE FOR RESPONSE: [  ](a)

The Depository Trust Company (“DTC”) has identified you as a DTC Participant through which beneficial interests in the Nuveen Investments, Inc. (the “Issuer”) [ ]% Senior Notes due 2015 (the “Securities”) are held.

The Issuer is in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [      ]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact Nuveen Investments, Inc., [Address and Telephone Number of Issuer].

(a)                Not less than 28 calendar days from date of mailing.

NUVEEN INVESTMENTS, INC.

Notice of Registration Statement
and
Selling Securityholder Questionnaire

[        ]

Reference is hereby made to the Exchange and Registration Rights Agreement (the “Exchange and Registration Rights Agreement”) between Nuveen Investments, Inc. (the “Issuer”) and the Purchasers named therein. Pursuant to the Exchange and Registration Rights Agreement, the Issuer has filed or will file with the United States Securities and Exchange Commission (the “Commission”) a registration statement on Form [ ] (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Issuer’s [ ]% Senior Notes due 2015 (the “Securities”). A copy of the Exchange and Registration Rights Agreement has been filed as an exhibit to the Shelf Registration Statement and can be obtained from the Commission’s website at www.sec.gov. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Exchange and Registration Rights Agreement.

Each beneficial owner of Registrable Securities (as defined below) is entitled to have the Registrable Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire (“Notice and Questionnaire”) must be completed, executed and delivered to the Issuer’s counsel at the address set forth herein for receipt ON OR BEFORE [Deadline for Response]. Beneficial owners of Registrable Securities who do not properly complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

The term “Registrable Securities” is defined in the Exchange and Registration Rights Agreement.

ELECTION

The undersigned holder (the “Selling Securityholder”) of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Exchange and Registration Rights Agreement, including, without limitation, Section 6 of the Exchange and Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

Pursuant to the Exchange and Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Issuer, its officers who sign any Shelf Registration. Statement, and each person, if any, who controls the Issuer within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act of 1934, as amended (the “Exchange Act”), against certain loses arising out of an untrue statement, or the alleged untrue statement, of a material fact in the Shelf Registration Statement or the related prospectus or the omission, or alleged omission, to state a material fact required to be stated in such Shelf Registration Statement or the related prospectus, but only to the extent such untrue statement or omission, or alleged untrue statement or omission, was made in reliance on and in conformity with the information provided in this Notice and Questionnaire.

Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Issuer and Trustee the Notice of Transfer set forth in Appendix A to the Prospectus and as Exhibit B to the Exchange and Registration Rights Agreement.

The Selling Securityholder hereby provides the following information to the Issuer and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

(1)                                  (a)                                  Full legal name of Selling Securityholder:

(b)                                 Full legal name of registered Holder (if not the same as in (a) above) of Registrable Securities listed in Item (3) below:

(c)                                  Full legal name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item (3) below are held:

(2)                                  Address for notices to Selling Securityholder:

Telephone:

Fax:

Contact Person:

E-mail for Contact Person:

(3)                                  Beneficial Ownership of Securities:

Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities.

(a)                                  Principal amount of Registrable Securities beneficially owned:

CUSIP No(s). of such Registrable Securities:

(b)                                 Principal amount of Securities other than Registrable Securities beneficially owned:

CUSIP No(s). of such other Securities:

(c)                                  Principal amount of Registrable Securities that the undersigned wishes to be included in the Shelf Registration Statement:

CUSIP No(s). of such Registrable Securities to be included in the Shelf Registration Statement:

(4)                                  Beneficial Ownership of Other Securities of the Issuer:

Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any other securities of the Issuer, other than the Securities listed above in Item (3).

State any exceptions here:

(5)                                  Individuals who exercise dispositive powers with respect to the Securities:

If the Selling Securityholder is not an entity that is required to file reports with the Commission pursuant to Section 13 or 15(d) of the Exchange Act (a “Reporting Company”), then the Selling Securityholder must disclose the name of the natural person(s) who exercise sole or shared dispositive powers with respect to the Securities. Selling Securityholders should disclose the beneficial holders, not nominee holders or other such others of record. In addition, the Commission has provided guidance that Rule 13d-3 of the Securities Exchange Act of 1934 should be used by analogy when determining the person or persons sharing voting and/or dispositive powers with respect to the Securities.

(a)                                  Is the holder a Reporting Company?

Yes  ☐                                          No  ☐

If “No,” please answer Item (5)(b).

(b)                                 List below the individual or individuals who exercise dispositive powers with respect to the Securities:

Please note that the names of the persons listed in (b) above will be included in the Shelf Registration Statement and related Prospectus.

(6)                                  Relationships with the Issuer:

Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Issuer (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(7)                             Plan of Distribution:

Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

Note: In no event may such method(s) of distribution take the form of an underwritten offering of Registrable Securities without the prior written agreement of the Issuer.

(8)                             Broker-Dealers:

The Commission requires that all Selling Securityholders that are registered broker-dealers or affiliates of registered broker-dealers be so identified in the Shelf Registration Statement. In addition, the Commission requires that all Selling Securityholders that are registered broker-dealers be named as underwriters in the Shelf Registration Statement and related Prospectus, even if they did not receive the Registrable Securities as compensation for underwriting activities.

(a)                                  State whether the undersigned Selling Securityholder is a registered broker-dealer:

Yes  ☐                                          No  ☐

(b)                                 If the answer to (a) is “Yes,” you must answer (i) and (ii) below, and (iii) below if applicable. Your answers to (i) and (ii) below, and (iii) below if applicable, will be included in the Shelf Registration Statement and related Prospectus.

(i)                                     Were the Securities acquired as compensation for underwriting activities?

Yes  ☐                                          No  ☐

If you answered “Yes,” please provide a brief description of the transaction(s) in which the Securities were acquired as compensation:

(ii)                                  Were the Securities acquired for investment purposes?

Yes  ☐                                          No  ☐

(iii)                               If you answered “No” to both (i) and (ii), please explain the Selling Securityholder’s reason for acquiring the Securities:

(c)                                  State whether the undersigned Selling Securityholder is an affiliate of a registered broker-dealer and, if so, list the name(s) of the broker-dealer affiliate(s):

Yes  ☐                                          No  ☐

(d)                                 If you answered “Yes” to question (c) above:

(i)                                     Did the undersigned Selling Securityholder purchase Registrable Securities in the ordinary course of business?

Yes  ☐                                          No  ☐

If the answer is “No” to question (d)(i), provide a brief explanation of the circumstances in which the Selling Securityholder acquired the Registrable Securities:

(ii)                                  At the time of the purchase of the Registrable Securities, did the undersigned Selling Securityholder have any agreements, understandings or arrangements, directly or indirectly, with any person to dispose of or distribute the Registrable Securities?

Yes  ☐                                          No  ☐

If the answer is “Yes” to question (d)(ii), provide a brief explanation of such agreements, understandings or arrangements:

If the answer is “No” to Item (8)(d)(i) or “Yes” to Item (8)(d)(ii), you will be named as an underwriter in the Shelf Registration Statement and the related Prospectus.

(9)           Hedging and short sales:

(a)                                  State whether the undersigned Selling Securityholder has or will enter into “hedging transactions” with respect to the Registrable Securities:

Yes  ☐                                          No  ☐

If “Yes,” provide below a complete description of the hedging transactions into which the undersigned Selling Securityholder has entered or will enter and the purpose of such hedging transactions, including the extent to which such hedging transactions remain in place:

(b)                                 Set forth below is Interpretation A.65 of the Commission’s July 1997 Manual of Publicly Available Interpretations regarding short selling:

“An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Notice and Questionnaire, the undersigned Selling Securityholder will be deemed to be aware of the foregoing interpretation.

By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act, particularly Regulation M (or any successor rule or regulation).

The Selling Securityholder hereby acknowledges its obligations under the Exchange and Registration Rights Agreement to indemnify and hold harmless the Issuer and certain other persons as set forth in the Exchange and Registration Rights Agreement.

In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Issuer, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Exchange and Registration Rights Agreement.

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (9) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Issuer in connection with the preparation of the Shelf Registration Statement and related Prospectus.

In accordance with the Selling Securityholder’s obligation under Section 3(d) of the Exchange and Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Issuer of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect and to provide such additional information that the Issuer may reasonably request regarding such Selling Securityholder and the intended method of distribution of Registrable Securities in order to comply with the Securities Act. Except as otherwise provided in the Exchange and Registration Rights Agreement, all notices hereunder and pursuant to the Exchange and Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

(i)               To the Issuer:

(ii)              With a copy to:

Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Issuer’s counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Issuer and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above. This Notice and Questionnaire shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Selling Securityholder
(Print/type full legal name of beneficial owner of Registrable Securities)

By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [           ] TO THE ISSUER’S COUNSEL AT:

Exhibit B

NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

U.S. Bank National Association

c/o U.S. Bank National Association

Corporate Trust Services

60 Livingston Avenue, EP-MN-WS3C

St. Paul MN 55107-1419

Attention: Trust Officer

Re:	Nuveen Investments, Inc. (the “Issuer”)
[ ]% Senior Notes due 2015

Dear Sirs:

Please be advised that         has transferred $      aggregate principal amount of the above-referenced Notes pursuant to an effective Registration Statement on Form [               ] (File No. 333-             ) filed by the Issuer.

We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Notes is named as a “Selling Holder” in the Prospectus dated [         ] or in supplements thereto, and that the aggregate principal amount of the Notes transferred are the Notes listed in such Prospectus opposite such owner’s name.

Dated:

Very truly yours,

(Name)

By:
(Authorized Signature)

B-1